                                                             Exhibit 10.1
                              NINTH AMENDMENT TO
                             AMENDED AND RESTATED
                         SECURITIES PURCHASE AGREEMENT

     THIS AMENDMENT TO AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT is dated as of January 27, 1994 (this "Amendment"), by and between Foodmaker, Inc., a Delaware corporation (the "Company"), The Prudential Insurance Company of America (the "Purchaser"), and for purposes of paragraph 5 hereof, the Guarantors listed on the signature pages hereof ("Guarantors") and the Grantors listed on the signature pages hereof ("Grantors"). This Amendment amends certain provisions of the Amended and Restated Securities Purchase Agreement dated as of February 28, 1991 by and between the Company and the Purchaser, as heretofore amended (the "Agreement") and consents to the release of certain liens in connection therewith.

                             W I T N E S S E T H:

     WHEREAS, the Company and the Purchaser have entered into the Agreement; capitalized terms used in this Amendment without definition have the meanings ascribed to such terms in the Agreement;

     WHEREAS, the Company, together with certain other investors, is acquiring all of the issued and outstanding capital stock of Family Restaurants, Inc., a Delaware corporation ("FRI"), and in connection with such acquisition, the Company is transferring all of the issued and outstanding stock of Chi-Chi's to FRI;

     WHEREAS, the Company and the Banks propose to enter into an Amended and Restated Credit Agreement dated as of January __, 1994 (the "Amended and Restated Credit Agreement"), to, among other things, (i) consent to the transfer of Chi-Chi's, (ii) continue the revolving credit facility of $45 million to the Company with a $25 million subfacility for letters of credit,
(iii) eliminate Chi-Chi's as a borrower under and a party to the Credit Agreement, (iv) release Chi-Chi's and its Subsidiaries from their obligations in respect of the Credit Agreement and the collateral documents and guaranties related thereto in exchange for the repayment in full of the Existing Chi-Chi's Loans and the Existing Company Loans consisting of term loans and (v) make certain other changes;

     WHEREAS, the Company requested and the Purchaser has agreed to amend certain provisions of the Agreement to conform it with the proposed Amended and Restated Credit Agreement and to consent to the transfer of Chi-Chi's;

     WHEREAS, certain Collateral Parties are parties to the Non-Recourse Guaranties, and such Collateral Parties desire expressly to consent to the amendments to the Agreement set forth herein and to reaffirm the effectiveness of the Non-Recourse Guaranties to which they are a party; and

     WHEREAS, the collateral Parties are parties to the Collateral Documents, and such Collateral Parties desire
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expressly to consent to the amendments of the Agreement set forth herein and to reaffirm the effectiveness of the Collateral Documents to which they are a party;

     WHEREAS, the collateral Parties are parties to the Collateral Documents, and such Collateral Parties desire expressly to consent to the amendments of the Agreement set forth herein and to reaffirm the effectiveness of the Collateral Documents to which they are a party;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser agree as follows:

     1. Amendment to the Agreement. The Agreement is hereby amended as follows:

          1A. Paragraph 4D of the Agreement is hereby amended by deleting paragraph 4D(ii) and substituting in its place the following:

          "(ii) The Company may invest in FRI in connection with the Acquisition; provided that the consideration given by the Company for such Investment shall not exceed $65,000,000 in value allocated pursuant to the Acquisition Agreement."

          1B. Paragraph 4N of the Agreement is hereby amended by deleting the chart in such paragraph and substituting in its place the following chart:

                      Expansion                  Capital
Fiscal Year           Capital Expenditures       Expenditures
- -----------           --------------------       ------------
1994                  $20,000,000                $38,000,000
1995                  $52,000,000                $80,000,000
1996                  $54,000,000                $85,000,000
1997                  $55,000,000                $90,000,000

          1C. Paragraph 4Q of the Agreement is hereby amended by deleting such paragraph in its entirety and inserting the following:

          4Q. Incorporation by Reference. Each of the covenants of the Company and its Subsidiaries contained in Exhibit D hereto, and the each of the corresponding definitions relating to such covenants contained in such Exhibit D, are hereby adopted as
                                      2
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amendments to the Agreement and are hereby incorporated in paragraph 4Q of the Agreement by this reference with the same effect as though set forth in their entirety herein."

          1D.  Paragraph 7 of the Agreement is hereby amended by:

               (i)  deleting the following definitions therefrom:
"Acknowledgement and Consent," "Intercreditor Agreement," "Recapitalization Senior Indebtedness," Recapitalization Senior Note Indenture,"
"Recapitalization Subordinated Debt Indenture," "Recapitalization
Subordinated Indebtedness," "Revolving Commitments," and "Subordinated Indebtedness;" and

               (ii)  inserting the following definitions thereto:

          "Acknowledgment and Consent" means those certain Acknowledgment and Consents dated as of the Ninth Amendment Effective Date pursuant to which the Company and its Subsidiaries acknowledge and affirm the continued validity and effect of the Collateral Documents and Guaranties.

          "Acquisition" means the acquisition of approximately 40% of the FRI capital stock by the Company pursuant to the Acquisition Agreement.

          "Acquisition Agreement" means that certain Acquisition Agreement dated as of October 15, 1993 among Apollo Advisors, L.P. on behalf of one or more managed entities, Green Equity Investors, L.P., FRI, Chi-Chi's and the Company, as amended, in accordance with which the Acquisition and the Chi-Chi's Sale will occur.

          "Chi-Chi's Sale" means the merger of Chi-Chi's with an indirect subsidiary of FRI pursuant to the Acquisition Agreement.

          "Credit Agreement" means the Third Amended and Restated Credit Agreement dated as of February 28, 1991, among the Company, Chi-Chi's, the Banks and Wells Fargo, as Agent, including all Schedules and Exhibits thereto, as such Credit Agrement was amended, supplemented or otherwise modified from time to time and as in effect prior to January 26, 1994.

          "FRI" means Family Restaurants, Inc., a Delaware corporation.

          "Recapitalization Senior Indebtedness" means Indebtedness of the Company incurred through the issuance by the Company of 9-1/4% Senior Notes due 1999 in an initial aggregate principal amount of $175,000,000 pursuant to the Recapitalization Senior Note Indenture.
                                      3
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          "Recapitalization Senior Note Indenture" means the indenture between the Company, as issuer, and IBJ Schroder Bank & Trust Company, as trustee, dated as of March 1, 1992 pursuant to which the Recapitalization Senior Indebtedness was issued and is outstanding.

          "Recapitalization Subordinated Debt Indenture" means the indenture between the Company, as issuer, and First Fidelity Bank, N.A., as trustee, dated as of March 1, 1992 pursuant to which the Recapitalization Subordinated Indebtedness was issued and is outstanding.

          "Recapitalization Subordinated Indebtedness" means Subordinated Indebtedness of the Company incurred through the issuance by the Company of 9-3/4% Senior Subordinated Notes due 2002 in an initial aggregate principal amount of $125,000,000 pursuant to the Recapitalization Subordinated Debt Indenture.

          "Revolving Commitments" means the commitments of the Banks to make the Revolving Loans and Converted Loans as set forth in subsection 2.1A of the Credit Agreement.

          "Senior Drexel Indebtedness Defeasance" means the purchase, redemption or defeasance by the Company of the Senior Drexel Indebtedness pursuant to the terms of the Senior Drexel Indenture.

          "Subordinated Indebtedness" means the Senior Drexel Indebtedness, the Old Subordinated Debt and the Recapitalization Subordinated Indebtedness and any other Indebtedness of the Company or its Subsidiaries which is subordinated in right of payment to the payment of the Senior Note Obligations (the Incurrence of which and the terms of payment, covenants, events of default and the form of subordination of which shall have been approved in writing by the Purchaser).

     2.   Consents.

          2A. In accordance with paragraph 4L of the Agreement, the Purchaser hereby consents to the proposed amendments to the Credit Agreement pursuant to the Amended and Restated Credit Agreement, in substantially the form attached hereto as Exhibit A.

          2B. In accordance with paragraph 4H of the Agreement, the Purchaser hereby consents to the Chi-Chi's Sale and the Acquisition pursuant to the Acquisition Agreement, in substantially the form attached hereto as Exhibit B.

          2C. In accordance with paragraph 4L, the Purchaser hereby terminates (a) the guaranty by Chi-Chi's and its
                                      4
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
Subsidiaries under the Chi-Chi's Non-Recourse Guaranty, the Lumex/USA/Holding Non-Recourse Guaranties and the Subsidiary Non-Recourse Guaranty, solely as they relate to Chi-Chi's and its Subsidiaries and (b) the security interests in the Collateral created by the Chi-Chi's Pledge and Security Agreement, the Chi-Chi's Trademark Security Agreement, the Lumex/USA Pledge and Security Agreements and the Foodmaker Pledge Agreement, solely as they relate to Chi-Chi's and its Subsidiaries. The Purchaser further gives its consent to Citicorp North America, Inc., as Collateral Agent under the Intercreditor Agreement, to enter into that certain Termination and Release Agreement, dated January 27, 1994, on behalf of the Purchaser.

     3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date such conditions are satisfied being the "Ninth Amendment Effective Date"):

          3A. On or before the Ninth Amendment Effective Date, the Company and each Collateral Party to the Non-Recourse Guaranties and the Collateral Documents shall deliver to the Purchaser an executed copy of this Amendment; and

          3B. On or before the Ninth Amendment Effective Date, the Purchaser shall have received an executed copy of the Acquisition Agreement.

     4. Representations and Warranties. In order to induce the Purchaser to enter into this Amendment, the Company represents and warrants to the Purchaser as follows:

          4A. Continued Effectiveness. After giving effect to the provisions of this Amendment, all of the representations and warranties contained in the Agreement are true, correct and complete on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct on and as of such earlier date.

          4B. No Defaults. As of the date hereof and the Ninth Amendment Effective Date, there will exist no Default or Event of Default.

     5. Acknowledgment and Consent. Each Guarantor and Grantor acknowledges as follows:

          Each Guarantor, as a guarantor under one or more Non-Recourse Guaranties, and each Grantor, as a grantor under one or more Collateral Documents, hereby acknowledges that it has reviewed the terms of the Agreement and this Amendment and consents to the amendment of the Agreement effected by this Amendment. Each Guarantor hereby confirms and agrees that each of the Non-Recourse Guaranties to which it is a party guaranties, and shall continue to guaranty, the Senior Note Obligations under the Agreement in accordance with its terms to the fullest extent possible. Each Grantor hereby confirms and agrees that each of the Collateral Documents to which it is a party secures, and will continue to secure, the Senior Note Obligations under the Agreement in accordance with its terms to the fullest extent possible. Each Guarantor and each Grantor hereby acknowledges and confirms its understanding and intent that, upon the effectiveness of this Amendment, as a result of this Amendment, the Senior Note Obligations arising under the Agreement and guaranteed by any Non-Recourse Guaranty or secured by any Collateral Document to which it is a party shall be modified to include the Senior Note Obligations arising under the Agreement as modified by this Amendment.

     Each Guarantor and each Grantor agrees and acknowledges that each Non-Recourse Guaranty and each Collateral Document to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired by the execution or effectiveness of this Amendment. Each Guarantor and each Grantor represents and warrants that all representations and warranties contained in the Non-Recourse Guaranty and/or Collateral Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects on and as of such earlier date.

     Each Guarantor and each Grantor hereby agrees that upon the effectiveness of this Amendment, all references to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement in any Non-Recourse Guaranty and any Collateral Document to which it is a party shall mean the Agreement as modified by this Amendment.

     Each Guarantor and each Grantor acknowledges and agrees that (i) the foregoing consent of the Guarantors and the Grantors (other than the Company) is not required by the terms of the Agreement or any other Loan Document and
(ii) nothing in the Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of any Guarantor or any Grantor (other than the Company) to any future waiver under the Agreement.

     6.   Miscellaneous.

          6A. Covenants. (i) On or before the January 31, 1994, the Company shall deliver, and the Purchaser shall have received an amendment fee from the Company in the amount of $174,623.

          (ii) In the event that this Amendment does not accurately reflect the agreements of the parties hereto, the parties agree to make any changes necessary to conform this Amendment with such agreements.

          6B. Ratification of Agreement. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way effect or impair the terms and conditions of the Agreement or the other Loan Documents, and all terms and conditions of the Agreement and the other Loan Documents are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions thereof or of this Amendment. On and after the Ninth Amendment Effective Date, any reference to the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

          6C. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          6D. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                FOODMAKER, INC.


                                By: /S/ CHARLES W. DUDDLES
                                    ---------------------------
                                    Title:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By: /S/ RICHARD A. HUBBARD
   ----------------------------
         Vice President

                                GUARANTORS AND GRANTORS:

                                FOODMAKER, INC.


                                By: /S/ CHARLES W. DUDDLES
                                    ----------------------------
                                    Title:

                                CHI-CHI'S, INC.


                                By: /S/ CHARLES W. DUDDLES
                                   ----------------------------
                                   Title:

                                CHI-CHI'S USA, INC.


                                By: /S/ MICHAEL GUERRA
                                   ----------------------------
                                   Title:

                                LUMEX, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF CATONSVILLE, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF CUMBERLAND, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF FREDERICK, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF GOLDEN RING, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF GREENBELT, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF MARYLAND, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF RITCHIE HIGHWAY, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CHI-CHI'S OF KANSAS, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CHI-CHI'S OF SOUTH CAROLINA, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CCMR OF TIMONIUM, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CHI-CHI'S OF WEST VIRGINIA, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                CHI-CHI'S OF NEW YORK, INC.


                                By: /S/ MICHAEL GUERRA
                                    ----------------------------
                                    Title:

                                FOODMAKER INTERNATIONAL
                                  FRANCHISING, INC.


                                By: /S/ CHARLES W. DUDDLES
                                    ----------------------------
                                    Title:
                                      10
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                             Exhibit D

          A. Ratio of Consolidated Liabilities to Consolidated Net Worth. Commencing with the second fiscal quarter of the fiscal year ending in 1994, the Borrower will not permit at any time during each Fiscal Period the ratio of (i) Consolidated Liabilities minus deferred taxes, to (ii) Consolidated Net Worth to be greater than the correlative amounts indicated below for such period:

        Period                               Maximum Ratio
        ------                               -------------
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                          4.25:1.00
Third fiscal quarter                           4.20:1.00
Fourth fiscal quarter                          4.00:1.00

Fiscal year ending 1995
- -----------------------
First fiscal quarter                           3.85:1.00
Second fiscal quarter                          3.70:1.00
Third fiscal quarter                           3.50:1.00
Fourth fiscal quarter                          3.40:1.00

Fiscal year ending 1996
- -----------------------
First fiscal quarter                           3.20:1.00
Second fiscal quarter                          3.10:1.00
Third fiscal quarter                           2.90:1.00
Fourth fiscal quarter                          2.80:1.00

Fiscal year ending 1997
- -----------------------
First fiscal quarter                           2.60:1.00
Second fiscal quarter                          2.50:1.00

          B. Consolidated Net Worth. Commencing with the second fiscal quarter of the fiscal year ending in 1994, the Borrower will not permit Consolidated Net Worth at any time during any Fiscal Period to be less than the greater of (i) the sum of (A) Consolidated Net Worth (x) during any Fiscal Period in the fiscal year ending in 1994, as of the last day of the first fiscal quarter of the fiscal year ending in 1994 and (y) during any Fiscal Period thereafter, as of the last day of the immediately preceding fiscal year plus (B) Consolidated Net Income (if positive) for the period from but excluding the last day of the immediately preceding fiscal year through the current Fiscal Period plus (C) the net cash proceeds of any sales of capital stock during such period; provided that the foregoing calculation of Consolidated Net Worth shall not give effect to cumulative foreign currency translation adjustments pursuant to Financial Accounting Standards Board Statement Number 52, or (ii) the correlative amounts indicated below:
                                      E-1
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                                      Minimum Consolidated
          Period                           Net Worth
          ------                      --------------------
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                     $125,000,000
Third fiscal quarter                      $130,000,000
Fourth fiscal quarter                     $135,000,000

Fiscal year ending 1995
- -----------------------
First fiscal quarter                      $140,000,000
Second fiscal quarter                     $145,000,000
Third fiscal quarter                      $150,000,000
Fourth fiscal quarter                     $160,000,000

Fiscal year ending 1996
- -----------------------
First fiscal quarter                      $165,000,000
Second fiscal quarter                     $175,000,000
Third fiscal quarter                      $185,000,000
Fourth fiscal quarter                     $195,000,000

Fiscal year ending 1997
- -----------------------
First fiscal quarter                      $200,000,000
Second fiscal quarter                     $200,000,000

          C. Fixed Charge Coverage Ratio. The Borrower will not permit, at any time during any fiscal quarter, the ratio of (i) aggregate Consolidated Operating Earnings (w) for the period of the second fiscal quarter of the fiscal year ending in 1994, (x) for the period of two consecutive fiscal quarters ending on the last day of the third fiscal quarter of the fiscal year ending in 1994, (y) for the period of three consecutive fiscal quarters ending on the last day of the fourth fiscal quarter of the fiscal year ending in 1994 and (z) thereafter for the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter set forth below, in each case determined without deduction of any lease expense (with all such amounts being determined for such period in accordance with GAAP) to (ii) the Company's Fixed Charges for such period (the "Fixed Charge Coverage Ratio") to be less than the correlative amounts indicated below:

                                                Minimum
                                              Fixed Charge
          Period                             Coverage Ratio
          ------                             --------------
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                           1.10:1.00
Third fiscal quarter                            1.15:1.00
Fourth fiscal quarter                           1.20:1.00
                                      E-2
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Fiscal year ending 1995
- -----------------------
First fiscal quarter                            1.25:1.00
Second fiscal quarter                           1.30:1.00
Third fiscal quarter                            1.40:1.00
Fourth fiscal quarter                           1.45:1.00

Fiscal year ending 1996
- -----------------------
First fiscal quarter                            1.50:1.00
Second fiscal quarter                           1.55:1.00
Third fiscal quarter                            1.60:1.00
Fourth fiscal quarter                           1.65:1.00

Fiscal year ending 1997
- -----------------------
First fiscal quarter                            1.70:1.00
Second fiscal quarter                           1.70:1.00

          D. Cash Flow Coverage Ratio. The Borrower will not permit, at any time during any fiscal quarter, the ratio of (i) Cash Flow (w) for the period of the second fiscal quarter of the fiscal year ending in 1994, (x) for the period of two consecutive fiscal quarters ending on the last day of the third fiscal quarter of the fiscal year ending in 1994, (y) for the period of three consecutive fiscal quarters ending on the last day of the fourth fiscal quarter of the fiscal year ending in 1994 and (z) thereafter for the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter set forth below to (ii) the sum of Corporate Capital Expenditures for such period plus all scheduled principal payments due and payable during such period on all Indebtedness of the Company and its Subsidiaries (including, without limitation, all scheduled principal payments on the Senior Notes) to be less than the minimum ratio indicated below:

                                       Minimum Cash
       Period                      Flow Coverage Ratio
       ------                      -------------------
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                    1.00:1.00
Third fiscal quarter                     1.00:1.00
Fourth fiscal quarter                    1.00:1.00

Fiscal year ending 1995
- -----------------------
First fiscal quarter                     1.20:1.00
Second fiscal quarter                    1.30:1.00
Third fiscal quarter                     1.30:1.00
Fourth fiscal quarter                    1.40:1.00
                                      E-3
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Fiscal year ending 1996
- -----------------------
First fiscal quarter                     1.60:1.00
Second fiscal quarter                    1.70:1.00
Third fiscal quarter                     1.90:1.00
Fourth fiscal quarter                    2.00:1.00

Fiscal year ending 1997
- -----------------------
First fiscal quarter                      2.40:1.00
Second fiscal quarter                     2.70.1.00

          E. Capital Coverage Ratio. The Borrower will not permit at any time during any fiscal quarter, the ratio of (i) the sum of (a) Cash Flow (w) for the period of the second fiscal quarter of the fiscal year ending in 1994, (x) for the period of two consecutive fiscal quarters ending on the last day of the third fiscal quarter of the fiscal year ending in 1994, (y) for the period of three consecutive fiscal quarters ending on the last day of the fourth fiscal quarter of the fiscal year ending in 1994 and (z) thereafter for the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter set forth below plus (b) Net Cash Proceeds of Sale from Sale and Leasebacks (to the extent not included in Consolidated Net Income) received by the Borrower during such period plus (c) Net Cash Proceeds of Sale from sales of land, buildings, machinery, equipment, and intangibles in connection with sales of franchise rights during such period to (ii) the sum of (a) the aggregate amount of Capital Expenditures incurred during such period plus (b) the aggregate amount of all scheduled principal payments due and payable on all Indebtedness of the Company and its Subsidiaries (including, without limitation, all scheduled principal payments on the Senior Notes during such period (such ratio hereinafter referred to as the "Capital Coverage Ratio") to be less than the minimum ratio indicated below:

                                                 Minimum
                                                 Capital
          Period                              Coverage Ratio
          ------                              --------------
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                            1.00:1.00
Third fiscal quarter                             1.00:1.00
Fourth fiscal quarter                            1.00:1.00

Fiscal year ending 1995
- -----------------------
First fiscal quarter                             1.00:1.00
Second fiscal quarter                            1.05:1.00
Third fiscal quarter                             1.05:1.00
Fourth fiscal quarter                            1.10:1.00
                                      E-4
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Fiscal year ending 1996
- -----------------------
First fiscal quarter                             1.10:1.00
Second fiscal quarter                            1.15:1.00
Third fiscal quarter                             1.15:1.00
Fourth fiscal quarter                            1.20:1.00

Fiscal year ending 1997
- -----------------------
First fiscal quarter                             1.25:1.00
Second fiscal quarter                            1.30:1.00

       F. Long-Term Senior Indebtedness to Consolidated Operating Earnings Ratio. The Borrower will not permit at any time during any fiscal quarter the ratio of (i) Long-Term Senior Indebtedness as at any date of determination to (ii) Consolidated Operating Earnings calculated (w) for the period of the second fiscal quarter of the fiscal year ending in 1994 and multiplied by 13/3, (x) for the period of two consecutive fiscal quarters ending on the last day of the third fiscal quarter of the fiscal year ending in 1994 and multiplied by 13/6, (y) for the period of three consecutive fiscal quarters ending on the last day of the fourth fiscal quarter of the fiscal year ending in 1994 and multiplied by 13/9 and (z) thereafter for the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter set forth below to be greater than the correlative ratio indicated below for the period containing such date:

       Period                              Ratio
       ------                              -----
Fiscal year ending 1994
- -----------------------
Second fiscal quarter                      3.50:1.00
Third fiscal quarter                       3.10:1.00
Fourth fiscal quarter                      2.65:1.00

Fiscal year ending 1995
- -----------------------
First fiscal quarter                       2.45:1.00
Second fiscal quarter                      2.40:1.00
Third fiscal quarter                       2.20:1.00
Fourth fiscal quarter                      2.00:1.00

Fiscal year ending 1996
- -----------------------
First fiscal quarter                       1.90:1.00
Second fiscal quarter                      1.80:1.00
Third fiscal quarter                       1.60:1.00
Fourth fiscal quarter                      1.50:1.00

Fiscal year ending 1997
- -----------------------
First fiscal quarter                       1.40:1.00
Second fiscal quarter                      1.30:1.00
                                      E-5